Acquisition of Subsidiary (Details 1) $ in Thousands	Jan. 13, 2017 USD ($)
Summary of recognized amounts of assets acquired and liabilities assumed at the date of acquisition:
Current assets	$ 21
Fixed assets, net	3
Intangible assets	6,172
Short-term credit from bank	(16)
Trade payables	(123)
Other payables	(212)
Long-term related parties	(130)
Total net identifiable assets	$ 5,715